UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2017

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LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On September 7, 2017, Euro Car Parts Limited ("ECP"), an indirect wholly-owned subsidiary of LKQ Corporation (the “Company”), entered into an employment agreement (the “Service Agreement”) with Sukhpal Singh Ahluwalia, a member of the Board of Directors of the Company, that superseded the previous service agreement entered into between the parties on November 7, 2014. The key terms of the Service Agreement include (a) a three-year term, (b) duties that include overseeing ECP’s business strategy and the coordination of ECP with the other businesses of the Company in Europe, (c) an annual base salary of £350,000 and a potential bonus of up to £150,000, and (d) agreement by Mr. Ahluwalia for a period ending 12 months after his termination date not to compete with, solicit customers of or solicit key employees of the Company’s business in Europe.

Also on September 7, 2017, ECP entered into an Investment and Shareholders Agreement (the “Shareholders Agreement”) with an affiliate of Mr. Ahluwalia and other parties with respect to a joint venture development of a heavy truck parts business in the United Kingdom. The affiliate of Mr. Ahluwalia owns 55%, ECP owns 25%, and others (including management of the heavy truck parts business) own the remainder of the joint venture.

The summaries of the Service Agreement and the Shareholders Agreement set forth above do not purport to be complete and are subject to and qualified in their entirety by reference to the Service Agreement and the Shareholders Agreement, which are filed as Exhibits 10.1 and 99.1, respectively, to this report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Service Agreement between Euro Car Parts Limited and Sukhpal Singh Ahluwalia dated as of September 7, 2017.
99.1	Investment and Shareholders Agreement between Euro Car Parts Limited, an affiliate of Sukhpal Singh Ahluwalia and other parties dated as of September 7, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 13, 2017

LKQ CORPORATION

By:	/s/ Victor M. Casini
Victor M. Casini
Senior Vice President and General Counsel